Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies

Leases

The Company entered into various non-cancellable operating lease agreements for office facilities, permit and brand licensing, e-mopeds leases, corporate vehicles’ licensing, and corporate housing with lease periods expiring through 2024. These agreements require the payment of certain operating expenses, such as non-refundable taxes, repairs and insurance and contain renewal and escalation clauses. The terms of the leases provide for payments on a monthly basis and sometimes on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not paid.

Future annual minimum lease payments as of December 31, 2021, are as follows:

Amount
Year ending December 31:
2022	$1,665
2023	489
2024	45
Thereafter	—
Total	$2,199

Lease expenses under operating leases were $5,203 for the year ended on December 31, 2021, and $1,216 for the year ended on December 31, 2020. In detail, the 2021 lease expenses are highly impacted by a non-recurring annual lease agreement entered with Skip Transport, Inc on Jauary 1, 2021, for a cumulative amount recorded as Cost of Revenues of $2,750. Based on the mentioned lease agreement, the Company leased: (i) the transportation license to operate e-scooters in Washington D.C, and (ii) Skip’s mobile application in specific areas.

Media rights – Purchase Commitments

During 2021, the Company decided to enter into a new business line: the acquisition, commercialization and distribution of contents including live sport events to media partners and final viewers. In order to commercialize and broadcast media contents, the Company entered into non-cancellable Content licensing and Service agreements with multiple partners such as LNPB. These agreements require the payment of certain fees and contain renewal and escalation clauses. The terms of the agreements provide for payments on a periodical basis and on a graduated scale. The Company recognizes expense on a straight-line basis over the agreement period and has accrued for expense incurred but not paid.

Future annual minimum payments related to Media rights’ agreements as of December 31, 2021, are as follows. All the agreements are in Euro, in order to calculate the future annual minimum payments, the Euro payments are exchanged in Dollar using the 2021 average exchange rate.

Amount
Year ending December 31:
2022	$18,358
2023	18,588
2024	9,498
Thereafter	—
Total	$46,443

Content licensing expenses, recorded as Cost of Revenues, were $9,415 for the year ended on December 31, 2021.

Miami FC – Sponsorship Commitments

The Company entered into an agreement with Miami FC for the sponsorship of four United Soccer League (“USL”) Championship Seasons. The agreement expires upon the conclusion of the Miami FC’s 2023 USL Championship season. The Company may terminate the agreement, with at least 180 days’ notice, if the Company ceases operations in the South Florida Market or if the United Soccer League Championship is terminated or reduces its schedule of games per season to 30 or less.

Future annual minimum sponsorship payments as of December 31, 2021, are as follows:

Amount
Year ending December 31:
2022	$525
2023	650
2024	—
Thereafter	—
Total	$1,175

Litigation

There are currently no material legal proceedings against or that have been against the Company. The Company does not disclose the litigation with a remote possibility of an unfavorable outcome.